                                                                   EXHIBIT 10.11


                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT ("Agreement") dated as of September 22, 1997, is by and between COI HOTEL GROUP, INC., a Texas corporation (the "Debtor") and CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Secured Party").


                                R E C I T A L S:

         A. Debtor has executed a Promissory Note dated of even date herewith payable to the order of Secured Party in the principal amount of $1,000,000.00 (such promissory note, as the same may be amended or modified from time to time, shall be hereinafter referred to as the "Note").

         B. Secured Party has conditioned its obligations under the Note upon, among other things, the execution and delivery of this Agreement by Debtor.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                               SECURITY INTEREST

         1.1. Security Interest. Debtor hereby grants to Secured Party a security interest in the instrument set forth on Exhibit 1.1 hereto (such property being hereinafter sometimes called the "Collateral").

         1.2. Obligations. The Collateral shall secure the following obligations ("Obligations"):

                          (i) all obligations and indebtedness of Debtor to Secured Party evidenced by the Note;

                          (ii) all costs and expenses, including, without limitation, all attorneys' fees and legal expenses, incurred by Secured Party to preserve and maintain the Collateral, collect the obligations herein described, and enforce this Agreement; and

                          (iii) all extensions, renewals, and modifications of any of the foregoing.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         To induce Secured Party to enter into this Agreement, Debtor represents and warrants to Secured Party that:

         2.1. Title. Except for the security interest granted herein, Debtor owns, and with respect to Collateral acquired after the date hereof Debtor will own, the Collateral free and clear of any lien, security interest, or other encumbrance.

         2.2. Financing Statements. No financing statement, security agreement, or other lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of Secured Party.

         2.3. Organization and Authority. Debtor is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware. Debtor has the corporate power and authority to execute, deliver and perform this Agreement, and the execution, delivery, and performance of this Agreement by Debtor has been authorized by all necessary corporate action on the part of Debtor and does not and will not violate any law, rule or regulation or the Articles of Incorporation or Bylaws of Debtor and does not and will not conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement pursuant to which Debtor or any of its property is bound.

         2.4. Location of Collateral. All Collateral of Debtor is located at 306 W. Seventh, Suite 1025, Fort Worth, Texas 76102.


                                  ARTICLE III

                                   COVENANTS

         Debtor covenants and agrees with Secured Party that until the Obligations are paid and performed in full:

         3.1. Encumbrances. Debtor shall not create, permit or suffer to exist, and shall defend the Collateral against, any lien, security interest, or other encumbrance on the Collateral except the security interest of Secured Party hereunder, and shall defend Debtor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all persons and entities.

         3.2. Modification of Collateral. Debtor shall do nothing to impair the rights of Secured Party in the Collateral.

         3.3. Further Assurances. Any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Debtor shall promptly endorse and deliver to Secured Party all documents, instruments, and chattel paper that it now owns or may hereafter acquire.

         3.4. Inspection Rights. Debtor shall permit Secured Party and its representatives to examine, inspect, and copy Debtor's books and records at any reasonable time and as often as Secured Party may desire during normal business hours.

         3.5. Notification. Debtor shall promptly notify Secured Party of (i) any lien, security interest, encumbrance, or claim made or threatened against the Collateral, and (ii) any material change in the Collateral, including, without limitation, any material damage to or loss of the Collateral.

         3.6. Corporate Changes. Debtor shall not change its name, identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless Debtor shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to make each financing statement not seriously misleading. Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

         3.7. Books and Records; Information. Debtor shall keep accurate and complete books and records of the Collateral. Debtor shall from time to time at the request of Secured Party deliver to Secured Party such information regarding the Collateral and Debtor as Secured Party may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. Debtor shall mark its books and records to reflect the security interest of Secured Party under this Agreement.


                                   ARTICLE IV

                            RIGHTS OF SECURED PARTY

         4.1. Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Debtor or in its own name, to take, after the occurrence of an Event of Default (hereinafter defined), and after the expiration of ten (10) days after Secured Party has given Debtor notice of its intent to exercise its rights granted under this Section 4.1 if such Event of Default remains uncured, any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right on behalf of Debtor and in its own name to do any of the following, without notice to or the consent of Debtor:

                 (a) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

                 (b) (i) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (ii) to defend any suit, action, or proceeding brought against Debtor with respect to any Collateral;
         (iii) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (iv) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary or other designated agency upon such terms as Secured Party may determine; (v) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or obligations; (vii) to insure, and to make, settle, compromise, or adjust claims under any insurance policy covering, any of the Collateral; and (viii) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence and willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve rights against prior parties or to protect, preserve, or maintain any security interest or lien given to secure the Collateral.

         4.2. Performance by Secured Party. If Debtor fails to perform or comply with any of its agreements contained herein, Secured Party itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Secured Party, together with interest thereon at the maximum nonusurious per annum rate permitted by applicable law, shall be payable by Debtor to Secured

Party on demand and shall constitute Obligations secured by this Agreement. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any obligation of Debtor under this Agreement.

         4.3. Assignment by Secured Party. Secured Party may from time to time assign the obligations and any portion thereof and the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of Secured Party under this Agreement in relation thereto.


                                   ARTICLE V

                                    DEFAULT

         5.1. Events of Default. The Debtor will be in default under this Agreement upon the happening of any condition or event stated below (herein called an "Event of Default"):

                 a) The Debtor defaults in the punctual performance of any obligation, covenant, term, or provision contained or referred to in this Agreement or in the Note secured hereby and such default continues for a period of ten (10) days after written notice from Secured Party;

                 b) Any warranty, representation, or statement contained in this Agreement or made or furnished to the Secured Party by or on behalf of the Debtor in connection with this Agreement or to induce the Secured Party to make a loan to the Debtor proves to have been false in any material respect when made or furnished;

                 c) There occurs any loss (except loss of Collateral by Secured Party), theft, substantial damage, destruction, sale (except as authorized in this Agreement), or encumbrance (except as authorized in this Agreement) to or of any material portion of the Collateral or the making of any levy, seizure, or attachment thereof or thereon; or

                 d) The dissolution, termination of the existence, insolvency or business failure of the Debtor; the appointment of a receiver of all or any part of the property of Debtor; an assignment for the benefit of creditors of the Debtor; or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Debtor or any guarantor or surety for the Debtor.

                 e) Any statement of the financial condition of the Debtor of any liability of the Debtor to the Secured Party submitted to the Secured Party by the Debtor proves to be false or misleading in any respect.

         5.2. Default and Remedies. Upon the occurrence of an Event of Default, Secured Party shall have the following rights and remedies:

                 (a) Secured Party may declare the Obligations or any part thereof immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Debtor.

                 (b) In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Texas. Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice to Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Secured Party, Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Debtor and Secured Party. Debtor agrees that Secured Party shall not be obligated to give more than fifteen (15) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Secured Party may apply the Collateral against the obligations in such order and manner as Secured Party may elect in its sole discretion. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations in full. Debtor waives all rights of marshalling in respect of the Collateral.

                 (c) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.


                                   ARTICLE VI

                                 MISCELLANEOUS

         6.1. Expenses. Debtor agrees to pay on demand all costs and expenses incurred by Secured Party in connection with the preparation, negotiation, execution and enforcement of this Agreement and any and all amendments, modifications, and supplements hereto; provided, however, such costs and expenses shall not exceed the Debtor's prorata portion of the total costs and expenses incurred by Secured Party in connection with the closing of the transaction contemplated in the Purchase and Sale

Contract dated as of August 3, 1997, by and between JMB/Houston Center Partners Limited Partnership and Secured Party, as same may have been amended.

         6.2. No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are expressly subject to the non-recourse provisions of the Note.

         6.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective successors, and assigns, except that Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party.

         6.4. Notices. All notices and other communications provided for in this Agreement must be in writing and delivered in person or mailed by registered or certified mail, return receipt requested, postage prepaid to the addresses set forth on the signature page hereto. Any such notice, consent or other communication shall be deemed given when delivered in person or, if mailed, when duly deposited in the mail.

         6.5. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         6.6. Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         6.7. Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

         6.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6.9. Waiver of Bond. In the event Secured Party seeks to take possession of any or all of the Collateral by judicial process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         6.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         6.11. Obligations Absolute. The obligations of Debtor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

         6.12. AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.


            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                        DEBTOR:

                                        COI HOTEL GROUP, INC., a Texas
                                        corporation


                                        By:
                                           ----------------------------
                                        Name:    Jeffrey L. Stevens
                                        Title:   President

                                        Address for Notices:
                                        306 W. Seventh, Suite 1025
                                        Fort Worth, Texas 76102
                                        Fax No.: (817) 339-1001
                                        Telephone No.: (817) ________
                                        Attention:     Jeffrey L. Stevens


                                        SECURED PARTY:

                                        CRESCENT REAL ESTATE EQUITIES LIMITED
                                        PARTNERSHIP, a Delaware limited
                                        partnership

                                        By:  Crescent Real Estate Equities,
                                             Ltd., a Delaware corporation,
                                             its sole general partner


                                        By:
                                           ----------------------------
                                        Name: William D. Miller
                                        Title: Senior Vice President,
                                               Administration

                                        Address for Notices:
                                        306 W. Seventh, Suite 1025
                                        Fort Worth, Texas 76102
                                        Fax No.: (817) 878-0429
                                        Telephone No.: (817) 877-0477
                                        Attention:     William D. Miller

                                 EXHIBIT 1.1

                                 COLLATERAL


          Promissory Note dated as of September 22, 1997 in the principal amount of $5,000,000 from THE HOUSTON CENTER ATHLETIC CLUB VENTURE, a Texas joint venture ("HCAC"), payable to the order of JMB/HOUSTON CENTER PARTNERS LIMITED PARTNERSHIP, an Illinois limited partnership ("JMB"), said note being hereinafter referred to as the "HCAC Note". The HCAC Note was transferred by JMB to Debtor by assignment dated of even date herewith and it replaces that certain promissory note dated December 28, 1989 from HCAC payable to the order of JMB which has been lost and cannot be located.

                                PROMISSORY NOTE


September 22, 1997                                                   $800,000.00


       FOR VALUE RECEIVED, the undersigned COI HOTEL GROUP, INC., a Texas corporation, promises to pay to the order of CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership, at 777 Main Street, Suite 2100, Fort Worth, Texas 76102, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Eight Hundred Thousand and No/100 Dollars ($800,000.00), with interest thereon from the date hereof at the rate of eight and one-half percent (8.5%) per annum, to be paid in lawful money of the United States of America as follows:

       A payment of interest only on the unpaid principal balance of this Note shall be due and payable on October 1, 1997. Thereafter, monthly installments of principal and interest in the amount of $16,413.24 each shall be payable commencing on the first day of November, 1997, and continuing on the first day of each calendar month thereafter until September 22, 2002, when the unpaid principal balance of this Note and all accrued but unpaid interest shall be finally due and payable.

       The undersigned shall have the right to prepay the whole, or a part, of the principal sum hereof and all accrued, unpaid interest at any time without premium or penalty.

       At the option of the holder hereof, if any payment of principal or interest shall not be made as the same becomes due and payable, interest shall be payable on the principal portion of such defaulted payment and, to the extent permitted by law, on the interest portion of such defaulted payment, at a rate which is the lesser of eighteen percent (18%) per annum or the Maximum Rate (as hereinafter defined). The undersigned shall be liable for all costs (including specifically, without limitation, reasonable attorneys' fees) incurred by the holder hereof in collecting or enforcing payment hereof.

       As to this Note, the undersigned and all endorsers severally waive all applicable exemption rights, whether under the state Constitution, homestead laws or otherwise, and also severally waive valuation and appraisement, presentment, protest and demand, notice of intent to accelerate, notice of acceleration, notice of protest, demand and dishonor and nonpayment of this Note, and expressly agree that the maturity of this Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of the undersigned or said endorsers.

       All agreements between the undersigned and the holder hereof, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, or otherwise, shall the amount paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the money to be loaned hereunder or otherwise or for the performance or payment of any covenant or obligation contained herein or in any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, exceed the





PROMISSORY NOTE - Page 1

Maximum Rate. The term "Maximum Rate" shall mean a rate of interest equal to the highest rate of interest permitted by applicable state or federal law, whichever law allows the greater rate of interest. If from any circumstances whatsoever fulfillment of any provision hereof or of any such other document, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance the holder hereof shall ever receive anything of value deemed interest by applicable law which would exceed the Maximum Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness of the undersigned to the holder hereof, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded to the undersigned. In determining if from any such specific circumstance the holder hereof shall have received anything of value deemed interest by applicable law which would exceed the Maximum Rate, the undersigned and the holder hereof shall, to the maximum extent permissible under applicable law, (a) characterize any non-principal payment as an expense fee or premium rather than as interest,
(b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate and spread all sums paid or agreed to be paid throughout the full term of such indebtedness until payment in full so that the rate of interest on account of such indebtedness is uniform throughout the term thereof; provided, however, that if such indebtedness is paid and performed in full prior to the end of the full contemplated term thereof, and the holder hereof shall have received anything of value deemed interest by applicable law which would exceed the Maximum Rate for the actual period of such indebtedness, the holder hereof shall apply such amounts as hereinabove provided, and, in such event, the holder hereof shall not be subject to any penalty for contracting for, charging or receiving interest in excess of the Maximum Rate. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the undersigned and the holder hereof.

       Payment of this Note is secured by a security interest in the property described in a Security Agreement (the "Security Agreement") of even date herewith from Maker to holder.

       Except as provided below, the liability of Maker for payment of the indebtedness evidenced by this Note shall be limited to the Collateral, (as that term is defined in the Security Agreement). The holder agrees not to seek or obtain any deficiency or personal judgment against Maker except such judgment or decree as may be necessary to obtain Maker's interest in the Collateral. The foregoing limitation of Maker's liability shall not apply to, and regardless of the sale or other disposition of the Collateral, Maker shall remain personally liable for any loss, damage or expense, including reasonable attorney's fees, suffered by the holder as a result of any of the following (collectively, the "Recourse Obligations"):

       (a) any waste or intentional or willful destruction of any of the Collateral by Maker or its agents and contractors; or

       (b) any fraud or intentional or willful misrepresentation, by any party (other than the holder) executing this Note or the Security Agreement (even if other than Maker) or any successor or permitted assign thereof; or

       (c) any misapplication of the gross proceeds from any of the Collateral.





PROMISSORY NOTE - Page 2

       The provisions of this Note shall be construed in accordance with the laws of the State of Texas.

       IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the date set forth above.


                                           COI HOTEL GROUP, INC.,
                                           a Texas corporation

                                           By:
                                               -------------------------
                                           Name: Jeffrey L. Stevens
                                                 -----------------------
                                           Title: President
                                                  ----------------------




PROMISSORY NOTE - Page 3